Filed pursuant to Rule 497(e)
File Nos. 811-22750 and 333-183994

 USFS Funds Limited Duration Government Fund
USFS Funds Tactical Asset Allocation Fund
each a series of USFS Funds Trust

Supplement to the
Summary Prospectus, Prospectus and Statement of Additional Information
dated April 30, 2014

October 17, 2014

The Board of Trustees (the “Board”) of USFS Funds Trust (the “Trust”) has adopted a plan to close and liquidate the USFS Funds Tactical Asset Allocation Fund (the “Tactical Fund”) and the USFS Funds Limited Duration Government Fund (the “Government Fund” and together with the Tactical Fund, the “Funds”), each a series of the Trust. Acting on a recommendation from Pennant Management, Inc., the Funds’ investment adviser (the “Adviser”), the Board concluded that it would be in the best interests of each Fund and its shareholders that the Funds be closed and liquidated as series of the Trust.  The Funds are expected to be closed and liquidated on October 27, 2014 (the “Liquidation Date”).

Effective October 17, 2014, the Funds will not accept any new investments and will no longer pursue their respective investment objectives. The Funds will begin liquidating their portfolios and will invest in cash and cash equivalents, such as money market funds, until all shares have been redeemed. Prior to closing, any capital gains will be distributed as soon as practicable to shareholders in the form of reinvestment in additional shares, unless you have previously requested payment in cash. Shares of the Funds are otherwise not available for purchase.

The Government Fund currently holds a repurchase agreement (the “Repurchase Agreement”) with First Farmers Financial LLC (“First Farmers”), which Repurchase Agreement is collateralized by the federally guaranteed portion of a U.S. Department of Agriculture loan to Mouring West Holdings, LLC (the “Collateral”). On September 25, 2014 (the “Valuation Date”), the Adviser, as part of a routine due diligence process, discovered that the Collateral was fraudulent, and the Fund began valuing the Repurchase Agreement at zero. While the Adviser has commenced legal action to recover the value of the Repurchase Agreement, the Fund does not expect the matter to be resolved prior to the Liquidation Date.

The Government Fund has determined that the Repurchase Agreement is illiquid and does not expect to be able to sell it for a reasonable price. Consequently, the Government Fund anticipates that it will complete its liquidation by transferring its entire interest in the Repurchase Agreement to a liquidating trust.  Such a transfer would be treated for federal income tax purposes as a final liquidating distribution made to shareholders of the Fund. Thereafter, the liquidating trust will hold the securities on behalf of shareholders of the Fund as of the Valuation Date and would distribute to such shareholders any proceeds realized on the eventual sale or other disposition of the Repurchase Agreement or otherwise received in connection with the Repurchase Agreement.

Prior to October 27, 2014, you may redeem your shares, including reinvested distributions, in accordance with the Funds’ Prospectus. As is the case with any redemption of Fund shares, redemption proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account, such as an IRA or 401(k), the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax advisor for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation. Please refer to the “Taxes” section in the Prospectus for general information.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO OCTOBER 27, 2014 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS, SUBJECT TO ANY REQUIRED WITHHOLDINGS, WILL BE SENT TO THE ADDRESS OF RECORD.  IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUNDS AT 1-877-299-USFS (8737).

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

Please retain this Supplement with your Prospectus for reference.